UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2015

DONALDSON COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1400 West 94th Street
Minneapolis, MN 55431

(Address of principal executive offices) (Zip Code)

(952) 887-3131

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 15, 2015, Donaldson Company, Inc. (the “Company”) issued a press release reporting that, due to an ongoing investigation, the filing of its Annual Report on Form 10-K for the year ended July 31, 2015 (the “2015 Annual Report on Form 10-K”) will be delayed beyond the October 14, 2015 extended filing due date.

The Company previously disclosed in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2015 that it was unable to timely file its 2015 Annual Report on Form 10-K because of the additional time required to complete the investigation. For additional information, please see the Form 12b-25.

As a result of the filing delay, the Company informed the New York Stock Exchange (the “NYSE”) on October 14, 2015 that it is working diligently to complete the 2015 Annual Report on Form 10-K. In response, the NYSE provided formal notification to the Company that it is not currently in compliance with the NYSE's continued listing requirements under the timely filing criteria set forth in Section 802.01E of the NYSE Listed Company Manual. Such notices are routinely issued by the NYSE in situations when there are late filings with the SEC. Until the Company files its 2015 Annual Report on Form 10-K, the Company’s common stock will remain listed on the NYSE under the symbol “DCI,” but will be assigned a “LF” indicator to signify late filing status and the Company will be posted to the late filers list on the Listing Standards Filing Status page on the NYSE website. Under NYSE rules, the Company has six months from October 14, 2015, subject to ongoing evaluation, to file its 2015 Annual Report on Form 10-K.

Once the investigation is completed, including the evaluation of its findings, the Company expects to complete its assessments as to the impacts to the financial statements and effectiveness of internal controls over financial reporting and file its 2015 Annual Report on Form 10-K, which the Company expects will occur within the six month period described above. Upon filing its 2015 Annual Report on Form 10-K, the Company intends to again be in compliance with the continued listing requirements of the NYSE.

The Company wishes to caution investors that any forward-looking statements (such as those identified by words such as “believe,” “expect,” “intend” or similar expressions) are subject to uncertainties and other risk factors that could cause actual results to differ materially from such statements, including but not limited to risks associated with the timing and outcome of the Audit Committee’s investigation, including the possible identification of additional facts that could have an impact on the Company’s historical or future financial results. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

99.1        Press Release dated October 15, 2015 issued by Donaldson Company, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 15, 2015

DONALDSON COMPANY, INC.

By:	/s/ Amy C. Becker
	Name:	Amy C. Becker
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 15, 2015 issued by Donaldson Company, Inc.